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                           STOCK PURCHASE AGREEMENT


        THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated September 27, 2001, is between Ultrak, Inc., a Delaware corporation (the "Company"), and Niklaus Zenger ("Purchaser").


        RECITALS. The Company is a public company in the United States with certain of its Common Stock (the "Stock") registered with the United States Securities and Exchange Commission (the "SEC") and listed on the NASDAQ National Market System. At the closing of the transactions contemplated by this Agreement (the "Closing"), the Company desires to sell to Purchaser, and Purchaser desires to acquire from the Company, 2,337,700 authorized but unissued shares of the Stock (the "Purchased Shares") in exchange for $4,441,630.00 (the "Purchase Price"). Purchaser understands that the Purchased Shares have not been registered with the SEC and are not freely transferable.


        NOW THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

         1. Purchase. Subject to the terms hereof, on the Closing Date (as hereinafter defined), the Company shall sell and deliver to Purchaser, and Purchaser agrees to purchase from the Company, the Purchased Shares.

         2. Purchase Price. As consideration for the Purchased Shares, Purchaser shall pay the Company the Purchase Price at the Closing in immediately available funds.

         3. Closing. The Closing shall be held at the offices of the Company in Lewisville, Texas, at 10:00 a.m., local time, on the date hereof (the "Closing Date"). At the Closing, each party shall execute and deliver each document required to consummate this Agreement. The Company shall deliver a certificate or certificates representing the Purchased Shares.

         4. Additional Shares. The Company, at the Company's option, may elect, for thirty (30) days from the date hereof, to obtain all approvals necessary (including NASDAQ approval) to sell Purchaser up to an additional 293,879 shares of the Stock (the "Additional Shares") at a price per Additional Share of $1.90 payable in cash. All of Purchaser's representations herein shall apply to both the Purchased Shares and any Additional Shares.

         5. Representations of the Company. The Company represents and warrants to Purchaser that:

             (a) The Company is a corporation duly organized, validly existing, and in good standing under Delaware law. The Company has full corporate power and authority to perform this Agreement.

             (b) The execution, delivery, and performance by the Company of this Agreement has been duly authorized and approved by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and is the legal, valid, and binding obligation of the Company, and is enforceable against the Company in accordance with its terms, subject to laws affecting generally the enforcement of creditors' rights and to general principles of equity.

             (c) The execution and deliver of this Agreement, and the consummation of the transactions contemplated by this Agreement, will not result in a breach or violation of, or constitute a



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default under (i) the Certificate of Incorporation or Bylaws of the Company or
(ii) any agreement or instrument to which the Company is a party or by which the Company is bound.

             (d) Other than filings with the SEC and NASDAQ and the consent of the Company's lenders, no authorization, consent, approval, permit, or license of, or filing with, any governmental or public body or authority or any other person or entity is required to authorize, or is required in connection with the Company's execution, delivery, and performance of this Agreement.

             (e) The Company has furnished to Purchaser (i) the Company's annual report on Form 10-K for the year ended December 31, 2000, (ii) the Company's annual report to stockholders for the year ended December 31, 2000,
(iii) the Company's definitive proxy statement for the June 1, 2001 annual meeting of the Company's stockholders, and (iv) the Company's Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001 (collectively, the "SEC Filings"). The Company represents that all of the SEC Filings were timely filed and in accordance with the SEC's rules and regulations.

     6. Representations of Purchaser. Purchaser hereby represents and warrants to the Company as follows:

             (a) Purchaser is an individual and in good standing under the laws of the Switzerland. Purchaser has all requisite power and authority to perform this Agreement.

             (b) The execution, delivery, and performance by Purchaser of this Agreement has been duly authorized and approved by all necessary action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser, and is the legal, valid, and binding obligation of Purchaser, and is enforceable against Purchaser in accordance with its terms, subject to laws affecting generally the enforcement of creditors' rights and to general principles of equity.

             (c) The execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement, will not result in a breach or violation of or constitute a default under or pursuant to (i) the [charter documents] [formation documents] of Purchaser or (ii) any agreement or instrument to which Purchaser is a party or by which Purchaser is bound.

             (d) Other than a filing with the SEC following the Closing, no authorization, consent, approval, permit, or license of, or filing with, any governmental or public body or authority or any other person or entity is required to authorize, or is required in connection with Purchaser's execution, delivery, and performance of this Agreement.

             (e) There are no claims for any broker or similar fees in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Purchaser or Purchaser's affiliates.

             (f) Purchaser hereby represents and warrants to, and covenants with, the Company that:

                 (i) Purchaser has reviewed the SEC Filings. The Company has given Purchaser the opportunity to review any of the Company's other filings with the SEC.

                 (ii) In connection with the issuance to Purchaser of the Purchased Shares, Purchaser hereby acknowledges and understands that the Purchased Shares have not been registered under the United States Securities Act of 1933, as amended (the "Federal Act"), the Texas Securities Act, as amended (the "Texas Act"), or any securities acts of any other state or country (the "Other Acts"), that the Purchased Shares are being issued to Purchaser in reliance upon one or more exemptions from registration contained in the Federal Act, the Texas Act, and



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     the Other Acts, and that the Company's reliance on such exemptions is based in part upon the representations made herein by Purchaser.

                 (iii) Purchaser hereby represents to the Company that Purchaser is acquiring the Purchased Shares solely for Purchaser's own account for investment and not with a view to, or for offer or sale in connection with, the unregistered "distribution" of all or any part of the Purchased Shares within the meaning of the Federal Act. Purchaser represents that he has no current intention to sell, convey, dispose of, or otherwise distribute any interest in or risk related to the Purchased Shares. Purchaser acknowledges and agrees that this transaction has not been reviewed or approved by the SEC or any other governmental agency or department.

                 (iv) Purchaser hereby acknowledges that the provisions of Rule 144 promulgated under the Federal Act ("Rule 144") are not now available for the public resale of the Purchased Shares and that Purchaser has no right to have the Purchased Shares registered under the Federal Act to permit them to be resold. Purchaser also hereby acknowledges that, as a result of the foregoing, Purchaser must hold the Purchased Shares for at least one (1) year from issuance (unless subsequently registered prior to that time) assuming the entire risk of investment therein for that period of time, until and unless (A) the Purchased Shares are subsequently registered under the Federal Act, (B) the Purchased Shares may be sold under Rule 144, or (C) an exemption from registration is available at the time of resale of the Purchased Shares. Purchaser is aware of the provisions of Rule 144 which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for such shares, the availability of certain current public information about the issuer of such shares, the resale occurring not less than one year after acquisition, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k)).

                 (v) Purchaser hereby represents to the Company that Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of investing in the Purchased Shares and that Purchaser is able to bear the economic risk, including a total loss, of such an investment. Purchaser understands and has fully considered for purposes of this investment the risks of this investment and that, because of the restrictions on transfer, it may not be possible for Purchaser to liquidate Purchaser's investment in the Purchased Shares in the case of emergency.

                 (vi) Purchaser acknowledges and agrees that Purchaser is acquiring the Purchased Shares without being offered or furnished any offering literature or prospectus other than the SEC Filings. Purchaser hereby acknowledges that Purchaser has had access to all information, which Purchaser considers necessary or advisable to enable Purchaser to make an informed decision concerning the acquisition of the Purchased Shares. Purchaser is acquiring the Purchased Shares based solely on Purchaser's review of the SEC Filings and Purchaser's investigation of, and satisfaction with, the Company's current and anticipated financial condition and assets and not based on any oral representations of any individual. Purchaser confirms that Purchaser and Purchaser's representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the business and prospects of the Company and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense and without breach of confidentiality obligations, necessary to verify the accuracy of the information set forth in the SEC Filings.



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                 (vii) Purchaser understands that Purchaser must not, and
     Purchaser agrees that Purchaser will not, sell, transfer, assign, encumber, or otherwise dispose of the Purchased Shares or any interest therein, unless prior thereto Purchaser has delivered to the Company, and the Company has accepted as satisfactory, an opinion of experienced and competent counsel to the effect that such proposed sale, transfer, assignment, encumbrance, or disposition will not constitute or result in any violation of the Federal Act, the Texas Act, the Other Acts, or any other applicable statute relating to the disposition of securities.

                 (viii) Purchaser understands and agrees that there may be typed or otherwise printed on the certificates representing the Purchased Shares, and any other securities issued in respect of the Purchased Shares upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, a legend referring to the foregoing restriction upon disposition, such legend to be substantially in the following form (in addition to any other legends required by applicable law):

                  THE PURCHASED SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY APPLICABLE STATE LAW, AND SUCH PURCHASED SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH DISPOSITION SHALL THEN BE IN EFFECT OR UNLESS THE PERSON REQUESTING THE TRANSFER OF SUCH PURCHASED SHARES SHALL FURNISH, WITH RESPECT TO SUCH TRANSFER, AN OPINION OP COUNSEL (BOTH COUNSEL AND OPINION TO BE SATISFACTORY TO THE CORPORATION) TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT, OR DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE ACT OR ANY APPLICABLE STATE LAW.

                 (ix) Purchaser also understands that the Company's Transfer Agent, the keeper of the Company's stock transfer books and records, has been instructed not to transfer the Purchased Shares except upon the Company's instructions for one (1) year from issuance (and transfers during the second year after issuance must be in accordance with Rule
     144) and that the Company will take such other steps as the Company deems necessary to prevent the transfer of the Purchased Shares in the absence of compliance with the foregoing restrictions.

                 (x) Purchaser represents to the Company that Purchaser is an "accredited investor" under Rule 501 of Regulation D of the Federal Act, and that the sale of the Purchased Shares to Purchaser is predicated, in part, on Regulation D, which addresses the limited sale of unregistered securities.

                 (xi) Purchaser acknowledges that Purchaser has received certain financial projections for the Company (the "Financial Projections"). Purchaser understands that there is no guarantee or assurance that the Company's operations will meet the Financial Projections. Purchaser further understands that the Financial Projections are subject to a number of factors, most of which are outside the Company's control. The Financial Projections involve risks and uncertainties and actual results may differ materially from the Financial Projections, Investor acknowledges that the Financial Projections should not be relied upon as indicative of the Company's future performance.

     7. Notices. All notices and communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) sent by third party courier or overnight delivery service, or
(c) sent by telecopy (with receipt confirmed), to parties at the address set forth opposite their signature. Any such notice shall be deemed to have been given and received on (i) the


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date so delivered, if delivered personally, (ii) the next business day after delivery to such third party courier or overnight delivery service, if sent by third party courier or overnight delivery service for next day delivery, or
(iii) the date of the confirmation, if sent by telecopy.

     8. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements, communications, and arrangements, whether oral, written, or inferred, among the parties relating to the subject matter hereof. This Agreement may not be modified, in whole, or. in part, except by a written instrument executed by each party hereto.

     9. Governing Law. This Agreement shall be governed by Texas law without regard to the conflict of law principles thereof.

     10. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any current or future law, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     11. Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and taxed signature pages to this Agreement shall be fully binding and enforceable without requiring the manually executed signature page(s) to this Agreement. Time is of the essence with respect to the time periods set forth or referred to in this Agreement. Except as otherwise set forth herein, all fees, costs, and expenses incurred in connection with the Transactions shall be paid by the party incurring such fees, costs, and expenses. No party to this Agreement may sell, transfer, assign, pledge, or hypothecate its rights, interests, or obligations under this Agreement without the consent of the other party. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the parties hereto and their respective successors and permitted assigns. The waiver of any breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                                          ULTRAK, INC.
Address:
1301 Waters Ridge Drive
Lewisville, Texas 75057
Telecopy No._________________
Attn:________________________

                                          By: /s/ Karen S. Austin
                                              ----------------------------------
                                          Its: Vice President - General Counsel
                                               ---------------------------------


                                          Niklaus Zenger


Address
Mr. Niklaus Zenger, Rossliweg 12
CH-4538 Oberbipp, Switzerland
Telecopy No._____________________
Attn:____________________________
                                            By:/s/ Niklaus Zenger
                                               ---------------------------------
                                            Its:
                                                --------------------------------